UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2009

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TEMECULA VALLEY BANCORP INC.
(Exact name of Registrant as specified in its charter)

California	001-33897	46-0476193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27710 Jefferson Avenue Suite A100 Temecula, California	92590
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (951) 694-9940

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

As discussed in the Items below, on May 15, 2008 Mr. Donald A. Pitcher, Chief Financial Officer/Secretary of Temecula Valley Bancorp Inc. (“Company”) and Temecula Valley Bank (“Bank”) resigned from his positions with the Bank and the Company. On May 18, 2009, Mr. Pitcher, the Bank and the Company entered into a Confidential Settlement and Mutual Release Agreement (the “Pitcher Agreement”). Pursuant to the terms of the Pitcher Agreement, the benefits under the agreements listed in Item 1.02 have been mutually terminated as of the dates indicated and the Bank and Mr. Pitcher agreed to a six-month, $64,800 (in the aggregate) consulting engagement, payable over four months.

A copy of the Pitcher Agreement is attached hereto as Exhibit 10.1.

Item 1.02 – Termination of a Material Definitive Agreement.

As described in Item 1.01, pursuant to the terms of the Pitcher Agreement, Mr. Pitcher, Company and Bank agreed to the termination of the following agreements effective as of May 15, 2009 (except as noted): a) the Amended and Restated Salary Continuation Agreement between Mr. Pitcher and Bank dated December 29, 2006, as amended by that certain 409A Amendment executed December 31, 2007; b) the Amended and Restated Split Dollar Agreement dated December 29, 2006 between Mr. Pitcher and Bank, as amended by that certain Amendment to the Split Dollar Agreement executed December 31, 2007, to be terminated June 1, 2009 (the Bank will become the sole beneficiary of the underlying policy of insurance that was subject to this amended agreement as a result of the termination); and c) the Employment Agreement effective as of December 4, 2006, as amended on March 10, 2008, between Mr. Pitcher and Bank (no severance amounts will be paid under this agreement).

Item 5.02 – Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2009, Donald A. Pitcher resigned as Chief Financial Officer and Secretary of Bank and Company.

Effective May 18, 2009, Mr. Philip Guldeman, 64, was appointed to oversee financial and accounting functions of the Bank and the Company on an interim basis. Since 1992, Mr. Guldeman has provided financial officer talent to organizations on a temporary basis, including turnaround situations, through his company, CFO Services. During this period of time, Mr. Guldeman was EVP & CFO at Community West Bancshares, Goleta, CA from 2001 to 2002, acting CFO at Southern California Savings & Loan Association, Beverly Hills, CA in 1995 and EVP & CFO at Community Bank from 1993 to 1995. Before starting his own company in 1992, Mr. Guldeman held several positions with KPMG, most recently as Western Regional Partner, Financial Institutions. Mr. Guldeman began providing consulting services for us on April 22, 2009 at $150 per hour (with a maximum per diem of $1200). The search for a permanent CFO is ongoing.

The full text of the press release issued in connection with this announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d)       Exhibits

10.1      Pitcher Agreement

99.1      Press Release dated May 19, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMECULA VALLEY BANCORP INC.

Date: May 19, 2009	By:	/s/ FRANK BASIRICO, JR.
Frank Basirico, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Pitcher Agreement dated May 15, 2009

99.1	Press Release dated May 19, 2009